UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 3, 2026
Pacific Biosciences of California, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1305 O’Brien Drive
Menlo Park, California 94025
(Address of principal executive offices) (Zip Code)
(650) 521-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On March 3, 2026 (the “Effective Date”), the Board of Directors (the “Board”) of Pacific Biosciences of California, Inc. (the “Company”), upon the recommendation of its Corporate Governance and Nominating Committee, increased the size of the Board to ten directors and appointed Christopher Gibson, Ph.D. to serve as a Class I director effective as of the Effective Date, with an initial term expiring at the Company’s 2026 annual meeting of stockholders. As of the Effective Date, the Board also appointed Dr. Gibson as a member of the Company’s Science and Technology Committee.
There are no arrangements or understandings between Dr. Gibson, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Dr. Gibson was selected as a director. There are no related party transactions between the Company and Dr. Gibson (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Dr. Gibson does not have any family relationships with any of the Company’s directors or executive officers. Dr. Gibson will participate in the Company’s non-employee director compensation policy, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2025. In addition, the Company will enter into its standard form of indemnification agreement with Dr. Gibson.
ITEM 7.01.    REGULATION FD DISCLOSURE.
On March 5, 2026, the Company issued a press release relating to the appointment of Dr. Gibson, a copy of which is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release, dated March 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

	By:	/s/ Brett Atkins
Brett Atkins
General Counsel
Date: March 5, 2026